Exhibit 10.3
FIFTH AMENDMENT TO LEASE
THIS FIFTH AMENDMENT TO LEASE (this “Fifth Amendment”) is made as of September 13, 2024 (“Effective Date”), by and between ARE-SAN FRANCISCO NO. 26 OWNER, LLC, a Delaware limited liability company (“Landlord”), and NURIX THERAPEUTICS, INC., a Delaware corporation (“Tenant”).
RECITALS
A.    Landlord and Tenant are now parties to that certain Lease Agreement dated as of March 24, 2014 (the “Original Lease”), as amended by that certain letter agreement dated April 15, 2014, and as further amended by that certain First Amendment to Lease dated as of October 3, 2014, that certain Second Amendment to Lease dated as of November 8, 2017, that certain Third Amendment to Lease dated March 2, 2021 (the “Third Amendment”), that certain Fourth Amendment to Lease dated as of April 30, 2021, that certain letter agreement dated November 2, 2021, and that certain letter agreement dated August 24, 2023 (the “2023 Letter Agreement”) (as amended, the “Lease”). Pursuant to the Lease, Tenant leases certain premises commonly known as Suites 123A, 200, 205, 240, 250, 280, 290, 405, 500 and 585 in that certain building located at 1700 Owens Street, San Francisco, California, consisting of approximately 57,902 rentable square feet (collectively, the “Premises”). The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.
B.    The Term of the Lease is scheduled to expire on April 30, 2025.
C.     Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease to extend the Term of the Lease through October 31, 2025 (the “Fifth Amendment Expiration Date”).
NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.Term. The Term of the Lease is hereby extended through the Fifth Amendment Expiration Date. Tenant’s occupancy of the Premises through the Fifth Amendment Expiration Date shall be on an “as-is” basis, and Landlord shall have no obligation to provide any tenant improvement allowance or to make any alterations to the Premises.
2.Base Rent and Operating Expenses. Tenant shall continue paying Base Rent as provided for in the Lease through April 30, 2025. Commencing on May 1, 2025, and continuing through the Fifth Amendment Expiration Date, Tenant shall continue to pay Base Rent at the rental rate in effect as of April 30, 2025, which shall be calculated in accordance with Section 4 of the Original Lease.
For avoidance of doubt, Tenant shall continue to pay Tenant’s Share of Operating Expenses through the Fifth Amendment Expiration Date in accordance with the terms of the Lease.
3.Parking. Through the Fifth Amendment Expiration Date, Tenant’s parking rights shall continue as set forth in Section 10 of the Original Lease (as modified by the 2023 Letter Agreement) and the Parking Charges payable by Tenant shall continue to increase on each Parking Charge Adjustment Date by 3% as set forth in such Section 10.
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4.Right to Extend Term. Tenant shall continue to have the Extension Right pursuant to Section 39 of the Original Lease. Such Extension Right shall apply to the entire Premises as that term is defined herein.
5.Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this Fifth Amendment and that no Broker brought about this transaction, other than CBRE, Inc. Landlord and Tenant each hereby agrees to indemnify and hold the other harmless from and against any claims by any Broker, other than CBRE, Inc., claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this Fifth Amendment.
6.California Accessibility Disclosure.  The provisions of Section 8 of the Third Amendment are incorporated herein as though set forth in full herein.
7.OFAC. Tenant is currently (a) in compliance with and shall at all times during the Term of this Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.
8.Miscellaneous.
a.This Fifth Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Fifth Amendment may be amended only by an agreement in writing, signed by the parties hereto.
b.This Fifth Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.
c.Tenant acknowledges that Landlord’s business operations are proprietary to Landlord.  Absent prior written consent from Landlord, Tenant shall hold confidential and will not disclose to third parties, and shall require Tenant Parties to hold confidential and not disclose to third parties, information concerning Landlord’s business operations, including but not limited to information regarding the systems, controls, equipment, programming, vendors, tenants, and specialized amenities of Landlord.
d.This Fifth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Fifth Amendment attached thereto.
e.Except as amended and/or modified by this Fifth Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Fifth Amendment. In the event of any conflict between the provisions of this
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Fifth Amendment and the provisions of the Lease, the provisions of this Fifth Amendment shall prevail. Whether or not specifically amended by this Fifth Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Fifth Amendment.
[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the Effective Date above written.
TENANT:
NURIX THERAPEUTICS, INC.,
a Delaware corporation
By: /s/ Christine Ring
Name: Christine Ring
Its: Chief Legal Officer
x I hereby certify that the signature, name, and title
above are my signature, name and title

LANDLORD:

ARE-SAN FRANCISCO NO. 26 OWNER, LLC,
a Delaware limited liability company

By:    ARE-San Francisco No. 26 HoldCo, LLC,
    a Delaware limited liability company,
    managing member

    By:    ARE-San Francisco No. 26 JV, LLC,
        a Delaware limited liability company,
        managing member

        By:    ARE-San Francisco No. 26, LLC,
            a Delaware limited liability company,
            managing member

            By:    Alexandra Real Estate Equities, L.P.,
                a Delaware limited partnership,
                managing member

                By:    ARE-QRS Corp.,
                     a Maryland corporation,
                     general partner

                     /s/ Kristen Childs
                    By: Kristen Childs
                    Its: Vice President – Real Estate

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